UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 16, 2005, the stockholders of JDA Software Group, Inc. (the “Company”) adopted the Company’s 2005 Incentive Performance Plan (the “Incentive Plan”) as part of a revision of the Company’s overall compensation philosophy. The Company adopted this Incentive Plan to, among other things, increase the linkage between executive compensation and corporate performance and to make equity awards based upon achievement by the Company of annual operating goals, primarily net income.
     In the fall of 2005, the Compensation Committee of the Board of Directors (the “Committee”) reserved an aggregate value of shares of common stock of the Company for award under the Incentive Plan based on a sliding scale tied to the Company’s actual performance in 2005 as compared to budgeted GAAP earnings. The sliding scale required the Company to meet a minimum threshold of at least 50% of the budgeted GAAP earnings for 2005. The Company would have met the minimum threshold for equity awards but for an impairment charge to goodwill for 2005 related to the Company’s In-Store Systems business segment. After considering the circumstances involved in the failure to meet this threshold and balancing the consideration of the Company’s improved earnings performance with officer and employee retention, morale and motivation, the Committee approved a reduced award of restricted stock (each, an “RS Award”) and restricted stock units (each, an “RSU Award”) on March 13, 2006 to certain employees of the Company, including RS Awards to the following executive officers of the Company:

		Number of
		Shares of
Participant	Title	Restricted Stock
Hamish N. Brewer	President and Chief Executive Officer	1,644
Kristen L. Magnuson	Executive Vice President and Chief Financial Officer	1,233
Christopher Koziol	Chief Operating Officer	1,233
Christopher J. Moore	Senior Vice President, Customer Support Solutions	986
Wayne J. Usie	Senior Vice President of the Americas	986
G. Michael Bridge	Senior Vice President and General Counsel	658
David R. King	Senior Vice President, Product Development	658

		Total 7,398
     In addition to these awards, the Committee also approved on March 13, 2006 the following RS Awards to the directors of the Company as the outside directors had not received any equity awards from the Company in 2005, and, apart from the RS Award below, Mr. Armstrong had not received any equity awards from the Company since December 2002.

Participant	Title	Number of Shares of Restricted Stock
James D. Armstrong	Chairman	6,000
J. Michael Gullard	Director	2,000
William C. Keiper	Director	2,000
Douglas G. Marlin	Director	2,000
Jock Patton	Director	2,000

		Total 14,000

     The closing price of the Company’s common stock on March 13, 2006 was $14.90. Each individual who received an equity award is referred to as a “Participant.”
     Each RS Award represents the Participant’s receipt, without payment of monetary consideration, on the grant date, of a number of shares of the Company’s common stock previously reserved under the Incentive Plan. Each RSU Award represents the right of the Participant to receive, without payment of monetary consideration, on the vesting date, a number of shares of the Company’s common stock equal to the number of units vesting on such date. Half of each RS Award and RSU Award shall be vested as of March 13, 2006, and the remainder shall vest monthly over the subsequent two years, subject to a Participant’s continued service with the Company through such period. The RS Awards granted to the directors of the Company are not subject to vesting since such RS Awards are for previous service rendered by such directors.
     The vesting of Mr. Brewer’s and Ms. Magnuson’s RS Awards are subject to acceleration in full if they are terminated without cause or if they resign for good reason in connection with a change in control of the Company. Mr. Brewer’s form of restricted stock agreement applicable to his RS Award and future restricted stock awards is attached hereto as Exhibit 10.1 and incorporated herein by reference, and Ms. Magnuson’s restricted stock agreement applicable to her RS Award and future restricted stock awards is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     The vesting of Mr. Koziol’s RS Award will be accelerated in full in the event of a change in control of the Company. Mr. Koziol’s restricted stock agreement applicable to his RS Award and future restricted stock awards is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     The vesting of the other executive officers’ RS Awards will continue after a change in control of the Company so long as the Participant continues to render service to the Company or the acquiror of the Company. The form of restricted stock agreement applicable to such RS Awards and future restricted stock awards is attached hereto as Exhibit 10.4 and incorporated herein by reference. This form of restricted stock agreement replaces in its entirety the form of restricted stock agreement previously adopted by the Company and included as an exhibit to the Company’s Form 8-k filed on November 3, 2005. All RS Awards shall also be subject to and evidenced by the form of Notice of Grant of Restricted Stock attached hereto as Exhibit 10.5 and incorporated herein by reference.
     The terms and conditions governing the RSU Awards are as set forth in the form of Restricted Stock Unit Agreement and Notice of Grant of Restricted Stock Units previously filed as exhibits to the Company’s Form 8-k on November 3, 2005. The terms and conditions governing the RS Awards are as set forth in the attached Notice of Grant of Restricted Stock and applicable restricted stock agreement. The RS Awards and RSU Awards are also subject to the provisions of the Incentive Plan.
     Generally, upon termination of employment, the Company will automatically reacquire the unvested portion of the RS Awards and the vesting of the RSU Awards will cease. The summaries described herein are qualified in their entirety by the applicable forms of restricted stock agreements attached and form of restricted stock unit agreement previously filed.
     On March 13, 2006, the Committee also modified the existing compensation program for non-employee directors to remove the right of such directors to receive stock option grants under the Company’s 1996 Outside Director Stock Option Plan (the “Director Plan”). The Director Plan was terminated when the Incentive Plan was approved by the Company’s stockholders on May 16, 2005. No other modifications were made to the compensation program for non-employee directors. The Non-Employee Director Compensation Program as modified is attached hereto as Exhibit 99.1 and incorporate herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Hamish N. Brewer

10.2	Form of Restricted Stock Agreement for Kristen L. Magnuson

10.3	Form of Restricted Stock Agreement for Christopher Koziol

10.4	Standard Form of Restricted Stock Agreement

10.5	Form of Notice of Grant of Restricted Stock

99.1	Non-Employee Director Compensation Program

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: March 17, 2006	By:	/s/ Kristin L. Magnuson
Kristin L. Magnuson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Hamish N. Brewer

10.2	Form of Restricted Stock Agreement for Kristen L. Magnuson

10.3	Form of Restricted Stock Agreement for Christopher Koziol

10.4	Standard Form of Restricted Stock Agreement

10.5	Form of Notice of Grant of Restricted Stock

99.1	Non-Employee Director Compensation Program